UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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Oxford Media, Inc.
(Name of Registrant as Specified In Its Charter)

______________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ONE TECHNOLOGY DRIVE, BUILDING H
IRVINE, CA 92618

August 13, 2007

Dear Shareholder:

You are cordially invited to attend the annual meeting of shareholders of Oxford Media, Inc., which will be held at 1520 W. Altofer Drive, Peoria, Illinois, 61655, on August 27, 2007, at 9:00 am Central Daylight Time.

Details of the business to be conducted at the annual meeting are given in the attached Notice of Annual Meeting of Shareholders and Proxy Statement.

Whether or not you attend the annual meeting, it is important that your shares be represented and voted at the meeting. Therefore, I urge you to sign, date, and promptly return the enclosed proxy. If you decide to attend the annual meeting and vote in person, you will of course have that opportunity.

On behalf of the Board of Directors, I would like to express our appreciation for your continued interest in the affairs of Oxford Media, Inc.

Sincerely,

/s/ Lewis Jaffe Lewis Jaffe President, Chief Executive Officer and Director

Oxford Media, Inc.
One Technology Drive, Building H
Irvine, CA 92618

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

August 13, 2007
To the Shareholders of Oxford Media, Inc.:

The annual meeting of shareholders of Oxford Media, Inc. will be held at 1520 W. Altofer Drive, Peoria, Illinois, 61655, on August 27, 2007, at 9:00 am Central Daylight Time

1.	To elect four directors to serve until the next annual meeting of the shareholders and until a successor has been elected and qualified;

2.	To confirm the appointment of McKennon, Wilson & Morgan LLP as the Company’s independent certified public accountants for the fiscal year ended December 31, 2007;

3.	To approve the one for 1 for 30 reverse split of stock as approved by the Board of Directors on July 26, 2007;

4.	To approve an amendment to the Articles of Incorporation to increase the number of shares of common stock authorized for issuance from 100,000,000 to 200,000,000;

5.	To consider and act upon a proposal to amend the Articles of Incorporation of the Company to change the Company’s name to SVI Media, Inc.;

6.	To transact any other business that may properly come before the meeting or any adjournment of the meeting.

Shareholders of record at the close of business on July 26, 2007 are entitled to notice of and to vote at the meeting. The Company’s proxy statement accompanies this notice. All shareholders are invited to attend the meeting in person.

By Order of the Board of Directors,

/s/ Lewis Jaffe Lewis Jaffe President, Chief Executive Officer and Director

AUGUST 13, 2007
IMPORTANT

Whether or not you expect to attend in person, we urge you to sign, date, and return the enclosed Proxy at your earliest convenience. This will ensure the presence of a quorum at the meeting. PROMPTLY SIGNING, DATING, AND RETURNING THE PROXY WILL SAVE OXFORD MEDIA, INC. THE EXPENSE AND EXTRA WORK OF ADDITIONAL SOLICITATION. Sending in your Proxy will not prevent you from voting your stock at the meeting if you desire to do so, as your Proxy is revocable at your option.

ONE TECHNOLOGY DRIVE, BUILDING H
IRVINE, CA 92618

PROXY STATEMENT

For the Annual Meeting of Shareholders
To be held August 27, 2007

NO PERSONS HAVE BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROXY STATEMENT IN CONNECTION WITH THE SOLICITATION OF PROXIES MADE HEREBY, AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY OXFORD MEDIA, INC. OR ANY OTHER PERSON.

MATTERS TO BE CONSIDERED

Voting Information

As of July 26, 2007, there were 48,146,157 shares of common stock and 23,048.7093 shares of Series C Convertible Preferred Stock issued and outstanding, and approximately 190 common stockholders of record. The holders of our Series C Convertible Preferred Stock collectively beneficially own securities with the voting power equivalent to that of 1,152,435,465 billion common shares (or approximately 96% of the voting power of our capital stock), and each such party has agreed to vote their shares FOR proposals 1 through 5 as set forth herein. Consequently, it is expected these items will be approved.

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Oxford Media, Inc. (the “Company”) for use at the annual meeting of the shareholders of the Company, or any adjournments thereof. The meeting will be held at 1520 W. Altofer Drive, Peoria, Illinois, 61655 on August 27, 2007, at 9:00 am Central Daylight Time, for the following purposes:

1.	To elect four directors to serve until the next annual meeting of the shareholders and until a successor has been elected and qualified;

2.	To confirm the appointment of McKennon, Wilson & Morgan LLP as the Company’s independent certified public accountants for the fiscal year ended December 31, 2007;

3.	To approve the one for 1 for 30 reverse split of stock as approved by the Board of Directors on July 26, 2007;

4.	To approve an amendment to the Articles of Incorporation to increase the number of shares of common stock authorized for issuance from 100,000,000 to 200,000,000;

5.	To consider and act upon a proposal to amend the Articles of Incorporation of the Company to change the Company’s name to SVI Media, Inc.;

6.	To transact any other business that may properly come before the meeting or any adjournment of the meeting.

This proxy statement and the enclosed form of proxy are first being mailed to shareholders on or about August 13, 2007.

RECORD DATE

The Board of Directors of Oxford Media, Inc. has fixed the close of business on July 26, 2007 as the record date for the determination of shareholders entitled to notice of and to vote at the annual meeting.

PROXY SOLICITATION

In addition to the solicitation of proxies by the Board of Directors through use of the mails, proxies may also be solicited by Oxford Media, Inc. and its directors, officers and employees (who will receive no additional compensation therefore) by telephone, telegram, facsimile transmission or other electronic communication, and/or by personal interview. The Company will reimburse banks, brokerage houses, custodians and other fiduciaries that hold shares of common stock in their name or custody, or in the name of nominees for others, for their out-of-pocket expenses incurred in forwarding copies of the proxy materials to those persons for whom they hold such shares. The Company will bear the costs of the annual meeting and of soliciting proxies therefore, including the cost of printing and mailing this proxy statement and related materials. The Company has spent approximately $8,000 in legal and other expenses in the preparation of this proxy statement and other expenses connected with the solicitation of security holders. It is anticipated that the Company will spend an additional $1,000 in solicitation of security holders before the meeting is held.

Any questions or requests for assistance regarding the Company's proxies and related materials may be directed in writing to the Chief Executive Officer, Lewis Jaffe, One Technology Drive, Building H, Irvine, CA 92618.

QUORUM

The presence, in person or by proxy duly authorized, of two persons present and being, or representing by proxy, shareholders of the corporation will constitute a quorum of that voting group for action on that matter. Shares of common stock present in person or represented by proxy (including shares which abstain or do not vote with respect to one or more of the matters presented for stockholder approval) will be counted for purposes of determining whether a quorum exists at the annual meeting.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

The nominees elected as directors are those receiving the largest numbers of votes cast by the shares entitled to vote in the election, either present in person or represented by proxy at the meeting, up to the number of directors to be elected by such shares. Shareholders entitled to vote at any election of directors are not entitled to cumulative votes. Votes may be cast in favor of the election of directors or withheld. Votes that are withheld will be counted for the purposes of determining the presence or absence of a quorum, but will have no other effect on the election of directors.

Confirmation of McKennon Wilson & Morgan LLP as auditors for the Company and approval of the Oxford Media, Inc. Stock Option Plan will require the affirmative vote of the holders of a majority of the votes cast, excluding abstentions, at any meeting at which a quorum is present.

The affirmative vote of the holders of a combined majority of both the shares of (i) common stock outstanding, and (ii) Series C Preferred Stock outstanding on the record date is required for the approval of the amendment of the Company’s Articles of Incorporation increasing the number of common shares authorized for issuance, the approval of the one for 1 for 30 reverse stock split, and changing the Company’s name. Stockholders may vote in favor of or against this proposal, or they may abstain. Abstentions will be counted for purposes of determining the presence or absence of a quorum and will have the same effect as a vote against the proposals listed in this proxy statement.

Each share of common stock entitles the holder thereof to one vote per share on each matter presented to the stockholders for approval at the annual meeting. Each share of Series C Preferred stock entitles the holder thereof to one vote per share on each matter presented to the stockholders for approval at the annual meeting, after an as-if conversion of the preferred shares into common shares. On July 26, 2007, there were an aggregate of 48,146,157shares of common stock outstanding and entitled to vote; there were a total of 23,048.7093 shares of preferred stock outstanding and entitled to vote, currently convertible for purposes of shareholder voting, into 1,152,435,465 billion shares of common stock.

Shares held in “street name” by brokers or nominees who indicate on their proxies that they do not have discretionary authority to vote such shares as to a particular matter will not be voted in favor of such matter and will not be counted as shares voting on such matter. Accordingly, broker non−votes, if any, will be counted for the purposes of determining the presence or absence of a quorum, but will have no effect on the election of directors or the approval of the other matters voted upon at the annual meeting.

OTHER MATTERS

All Proxies will be voted in accordance with the instructions of the stockholder. If no choice is specified, the proxies will be voted FOR the election of all the nominees to serve as our directors and FOR the approval of all of the other proposals set forth in the accompanying Notice of Meeting and on the proxy card. If other matters are properly presented, however, the persons named as proxy appointees will vote in accordance with their best judgment on such matters. The grant of a proxy also will confer discretionary authority on the persons named as proxy appointees to vote in accordance with their best judgment on matters incident to the conduct of the annual meeting.

SHAREHOLDER PROPOSALS

No proposals have been received from any shareholder to be considered at the annual meeting.

The deadline for submittal of shareholder proposals for the next regularly scheduled annual meeting will be not less than 120 calendar days before the date of the company's proxy statement released to shareholders in connection with the previous year's annual meeting. A shareholder proposal submitted outside the processes of SEC Regulation Section 240.14a−8 will be considered untimely if received at the principal offices of the Company on or after 45 days prior to the Company's release of its proxy statement to shareholders.

DISSENTERS’ RIGHT OF APPRAISAL

There are no rights of appraisal or similar rights of dissenters with respect to any of the scheduled matters to be acted upon at the annual meeting.

REVOCATION OF PROXY

Execution of a proxy by a shareholder will not affect such shareholder's right to attend the annual meeting and to vote in person. Any shareholder who executes a proxy has a right to revoke it at any time before it is voted by: (a) advising the Company in writing of such revocation; (b) executing a later−dated proxy which is presented to us at or prior to the annual meeting; or (c) appearing at the annual meeting and voting in person. Attendance at the annual meeting will not itself be deemed to revoke a proxy unless the shareholder gives affirmative notice at the annual meeting that the stockholder intends to revoke the proxy and vote in person.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No person has any substantial interest, direct or indirect, in the any matter to be acted upon other than the election of directors.

SHAREHOLDERS ARE URGED TO READ AND CAREFULLY CONSIDER THE INFORMATION PRESENTED IN THIS PROXY STATEMENT, AND SHAREHOLDERS ARE URGED TO COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY.
PROPOSAL NO. 1
ELECTION OF DIRECTORS

At the annual meeting, shareholders will be asked to consider and to take action on the election of four persons to the Board of Directors (the “Board”). The persons named below are nominees for election as a director; two of the nominees are currently serving as directors of the Company. If any such nominee cannot be a candidate for election at the annual meeting, then it is management's intention to vote its shares voted either for a substitute nominee designated by the Board or for the election only of the remaining nominees.

Name	Age
Lewis Jaffe	50
David Malm	41
Andrew Reckles	37
Anthony Cantone	48

Set forth below is a brief description of the background and business experience of each of the nominees for director.

Lewis Jaffe - President, Chief Executive Officer, Director. On February 17, 2006, the Board appointed Mr. Lewis Jaffe to the Board of Directors and as President and Chief Executive Officer of our company. Mr. Jaffe, 50, brings to Oxford Media more than 20 years of executive management experience having led or engineered the growth or successful turnarounds of more than 20 under-performing companies in a variety of industries with market capitalizations ranging from $50 million to over $1 Billion.  He currently is a member of the Board of Directors of Benihana, Inc.  (NASDAQ: BNHN), the nation's largest chain of Japanese teppanyaki and sushi theme restaurants, where he serves on the audit and corporate governance committees and is involved with the Company’s strategic planning process.

Most recently, Mr. Jaffe served as President of Verso Technologies (NASDAQ: VRSO), a leading provider of telecommunications hardware and software enabling the delivery of VoIP and other applications for carriers and service providers around the world. In 2002, Mr. Jaffe served in an interim position as President and Vice-Chairman at WireOne Technologies (NASDAQ: WONE) where he was responsible for developing the strategy to drive the company to profitability by marketing the industry’s first dedicated video over IP network, sold as a subscription service.  In 2000, Mr. Jaffe was appointed President and Chief Operating Officer of PictureTel Corporation, a NASDAQ-listed Videoconferencing Company based in Massachusetts with annual revenues exceeding $500 million.  After being recruited by the Company’s board to formulate and execute a turnaround and growth plan, he introduced new technology to the marketplace, streamlined business processes, improved customer relations and cut costs, and ultimately increasing market share and margins resulting in returning the company to profitability.  He successfully engineered the sale of PictureTel to Polycom (NASDAQ: PLCM) in October 2001 for approximately $360 million, resulting in an increase of shareholder value by more than 250 percent during his tenure.

David Malm - Director. On May 31, 2006, the Board appointed Mr. David Malm to the Board of Directors. Mr. Malm is a General Partner of Halpern, Denny & Co. a private equity firm with more than $600 million of committed capital.  Prior to forming Halpern, Denny & Co., Mr. Malm was an associate at Bain Capital, where he was responsible for strategic analysis, financial analysis and transaction structuring of leveraged buyouts in a variety of industries.  Previous to joining Bain Capital, he worked in the strategy consulting practice at Bain & Company. And prior he worked in the Investment Banking Group at Morgan Stanley & Company. Mr. Malm serves on the Board of Directors of Team Express, Beacon Hospice, Access Spectrum, Pathfire, Decision Management International, EnduraCare Therapy Management, OnCURE Medical Corp. and Total Sleep Holdings, Inc., and has served on several video and media industry board of directors such as Ascent Media Group and Todd-AO Corporation.

Mr. Malm is a graduate of Brown University, magna cum laude, and received an M.B.A. from the Harvard Business School.

Andrew Reckles - Nominee for Director

A veteran with more than 13 years of experience in the finance industry, Mr. Reckles started his career with Prudential Securities in early 1993, and was named Prudential's "National Rookie of the Year" as well as the "Top Gun" of his class for 1993. From December 1999 through June, 2001, Mr. Reckles was Managing Director of the Investment Banking Division of vFinance Capital. From August 1999 through December 1999, Mr. Reckles was Managing Director of Corporate Finance at First Atlanta Securities, LLC. From November 1995 through August 1999, Mr. Reckles was the Senior Vice President of The Specialty Finance Group for JW Genesis Securities, a NYSE member firm with over 800 registered representatives. Over the past ten years he originated, structured, and funded in excess of 70 transactions of various sizes, totaling nearly $400 million in closed deals.

From December 2001 to the present, Mr. Reckles has been a General Partner of PEF Advisors and the Director of Restructuring for HPC Capital Management. During his tenure with the Palisades Funds, Mr. Reckles has been integral in the structure and disposition of over 75 individual transactions ranging in size from $1 million to $22 million, in various industry sectors such as: biotechnology, staffing, retail, energy, medical device technology, defense (specifically armored vehicles procurement), and advertising. During his tenure at HPC Capital, Mr. Reckles has been involved in multiple debt restructuring and work out financing packages as well as reverse merger financing and structure as well as acquisition of assets out of bankruptcy.

Anthony Cantone - Nominee for Director

Anthony J. Cantone, 48 years old, has been the owner and President of Cantone Research Inc. since 1995, an NASD Broker/Dealer established in 1989. He has also served as Managing Member of Cantone Office Center LLC, a private equity firm established in 1998; and, has been the largest shareholder of Symbollon Pharmaceuticals, Inc., a publicly traded biotech company traded on the bulletin board. Mr. Cantone is a Register Investment Advisor, Register Security Analyst, and manages investment portfolios of more than 250 clients. Prior to acquiring Cantone Research Inc in 1995, he worked as a securities analyst and vice president of investments at Gruntal & Co. from 1987 to 1994. He wrote numerous research reports on small publicly traded companies that had little or no analyst coverage. Prior to his tenure at Gruntal, Mr. Cantone worked at three investment broker/dealer firms from 1982 to 1987, including Janney Montgomery Scott, Advest, and Dean Witter Reynolds where he attended their formal 6-month Financial Consultant training program at the World Trade Center in New York City. Prior to becoming a registered representative, Mr. Cantone worked in the asset based lending division of Chemical Bank in New York City as a field auditor for companies seeking loans from the bank. Mr. Cantone graduated from Pace University in the financial district of New York City with a degree in Finance and Accounting in 1980.

It is the intention of the person named in the accompanying proxy to vote proxies for the election of the four nominees. Each nominee has consented to being named in this proxy statement and to serve, if elected. In the event that any of the nominees should for some reason, presently unknown, become unavailable for election, the persons named in the form of proxy as proxy holders intend to vote for substitute nominees.

TERMS OF OFFICE

Our directors are appointed for a one-year term to hold office until the next annual meeting of our shareholders, or until their successors are elected and qualified, or until removed from office in accordance with our bylaws.

EXECUTIVE OFFICERs and significant employees

Our executive officers are appointed by our board of directors and hold office until removed by the board. The following table sets forth the names of the Company’s current executive officers, their ages, and present position.

Name	Age	Position
Lewis Jaffe	50	President, Chief Executive Officer, Director
Elizabeth Salmon	46	Chief Operating Officer
Brian Weiss	36	Interim Chief Financial Officer

Set forth below is a brief description of the background and business experience of Ms. Salmon and Mr. Weiss. Information describing the background and experience of Mr. Jaffe is set forth above.

Elizabeth Salmon - Chief Operating Officer. Ms. Salmon has been Chief Operating Officer at OxfordSVI, Inc. since its formation in July 2006. For 13 years prior to that, Ms. Salmon was the President and Chief Operating Officer of SVI Systems, Inc., a systems-based solutions provider to the hospitality and healthcare industries in the U.S. Under her leadership, SVI became the third largest pay-per-view provider to the hospitality market, later adding high-speed internet and surveillance systems to round out their hospitality product line which also included a 24-hour call center and a national field service network. Ms. Salmon began her tenure at SVI Systems in 1988 as the Controller and was soon promoted to Chief Financial Officer in 1989. Prior to joining SVI Systems, she was an audit manager at Price Waterhouse LLP (currently PricewaterhouseCoopers LLP) where she served such Fortune 500 clients as Caterpillar, Inc. and well as many others. Ms. Salmon, a Certified Public Accountant, has a Bachelor of Business Administration degree from St. Mary’s College in South Bend, Indiana.

Brian Weiss - Interim Chief Financial Officer. Mr. Weiss was appointed by the Board as interim CFO of the company on March 20, 2007. Mr. Weiss has over 13 years of experience in corporate finance.  Mr. Weiss currently serves as the Managing Director of BSW & Associates, a firm he founded in November, 2005, which specializes in corporate finance, accounting, SEC reporting, restructuring and mergers and acquisitions. Mr. Weiss also serves as a Senior Advisor to Ocean Park Advisors LLC. From 2004 to 2005, Mr. Weiss served as Vice President of Finance, North America for Tomy Corporation, a subsidiary of Tomy Co., Ltd., one of the world’s largest toy companies.  From 2002 to 2004, Mr. Weiss served as Financial Controller for Jazz Semiconductor (AMEX: JAZ). From 2000 to 2002, Mr. Weiss served as Corporate Controller for Avamar Technologies. Mr. Weiss received his M.B.A from the University of Southern California, and a B.S. in Accounting from San Diego State University. He is also a Certified Public Accountant and was employed by PricewaterhouseCoopers LLP.

EXECUTIVE COMPENSATION

The table below summarizes all compensation awarded to, earned by, or paid to the Company’s former or current executive officers for each of the last two completed fiscal years.

SUMMARY COMPENSATION TABLE
Name and principal position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
David L. Parker, Vice Chairman of the Board	2006 2005	$303,365[1] $210,769	-0- -0-	$179,000 -0-	-0- -0-	-0- -0-	-0- -0-	-0- -0-	$482,365 $210,769
Lewis Jaffe, Chief Executive Officer, President, Director	2006 2005	$283,750 n/a	-0- n/a	-0- -0-	-0- n/a	-0- n/a	-0- n/a	-0- n/a	$283,750 n/a
Brian Weiss, Interim Chief Financial Officer[2]	2006 2005	n/a n/a	n/a n/a	-0- -0-	n/a n/a	n/a n/a	n/a n/a	n/a n/a	n/a n/a
Elizabeth Salmon, Chief Operating Officer	2006 2005	$92,308[3] n/a	-0- n/a	-0- -0-	-0- n/a	-0- n/a	-0- n/a	-0- n/a	$92,308 n/a
David Noyes, Former Chief Financial Officer, Secretary[4]	2006 2005	$250,000 $250,000	-0- -0-	-0- $380,000	-0- -0-	-0- -0-	-0- -0-	-0- -0-	$250,000 $630,000
Herbert Presley, Former Executive Vice President[5]	2006 2005	$250,000 $250,000	-0- -0-	-0- -0-	-0- -0-	-0- -0-	-0- -0-	-0- -0-	$250,000 $250,000
J. Richard Shafer, Former Executive Vice President[6]	2006 2005	$250,000 $250,000	-0- -0-	-0- -0-	-0- -0-	-0- -0-	-0- -0-	-0- -0-	$250,000 $250,000
Thomas Hemingway, Former Chief Executive Officer and Former Chairman of the Board and Former Director[7]	2006 2005	$80,768 $250,000	-0- -0-	$766,000 -0-	-0- -0-	-0- -0-	-0- -0-	-0- -0-	$846,768 $250,000

1 As of the filing of our last annual report, Mr. Parker had agreed to defer salary due him in 2006 pending further discussion of his Employment Agreement. On July 16, 2007, we entered into Settlement and Release Agreement (the “Parker Settlement Agreement”) which is described more fully in our Current Report on Form 8-K filed with the Commission on July 20, 2007. Under the Parker Settlement, Mr. Parker voluntarily resigned all positions, titles, and offices held in the Company and all of its controlled and affiliated entities. Mr. Parker also agreed to terminate his employment agreement with us and waive all rights he might have to any further compensation or payment of any kind under that Employment Agreement. We agreed to issue to Mr. Parker 6,300,000 shares of our common stock as additional consideration under the Settlement Agreement.
2 Mr. Weiss began serving as an advisor to the Company on February 10, 2007. Mr. Weiss was appointed as our Interim Chief Financial Officer on March 20, 2007. In connection with his appointment, we entered into a professional services agreement with BSW & Associates, of which Mr. Weiss is a principal. Mr. Weiss is being compensated for his time at a rate of $255 per hour and has agreed to allocate us a reasonable amount of his time.
3 Ms. Salmon started working for the Company on July 1, 2006, which was when we acquired SVI Hotel Corporation.
4 Mr. Noyes was terminated by the Company on March 19, 2007.
5 Mr. Presley was terminated by the Company on March 19, 2007.
6 Mr. Shafer was terminated by the Company. On November 14, 2006 we entered into a Settlement Agreement with Mr. Shafer under which we agreed to recognize Mr. Shafer’s termination as mutual and not for cause, and to satisfy judgments, debts, obligations, interests, liabilities, causes of action, breaches of duty, costs, expenses, judgments, and injunctions of any nature whatsoever, whether known or unknown. The Company and Mr. Shafer agreed to certain additional obligations under the Settlement Agreement.
7 Mr. Hemingway resigned from our Board and as our Chairman as of May, 16, 2006. We entered into a Settlement with Mr. Hemingway which provided for, among other things: his waiver of all rights he might have to any further compensation or payment of any kind under his prior Employment Agreement; his release of us and all of our controlled entities from all claims, losses, fines, penalties, damages, demands, judgments, debts, obligations, interests, liabilities, causes of action, breaches of duty, costs, expenses, judgments, and injunctions of any nature whatsoever, whether known or unknown; our issuance of 393,333 shares of our common stock to him; registration of 333,333 of those shares on a Form S-8; his “lock-up” of the shares registered under the Form S-8; and our release of Mr. Hemingway and his controlled or affiliated entities.

OUTSTANDING EQUITY AWARDS

The table below sets forth information concerning unexercised options; stock that has not vested; and equity incentive plan awards for our named executive officers as of the end of our last completed fiscal year end:

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
OPTION AWARDS						STOCK AWARDS
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (#)
David L. Parker, Vice Chairman of the Board	0	0	0	0	0	0	0	0	0
Lewis Jaffe, Chief Executive Officer, President, Director	0	0	0	0	0	0	0	0	0
Brian Weiss, Interim Chief Financial Officer	0	0	0	0	0	0	0	0	0
Elizabeth Salmon, Chief Operating Officer	0	0	0	0	0	0	0	0	0
David Noyes, Former Chief Financial Officer, Secretary	0	0	0	0	0	0	0	0	0
Herbert Presley, Former Executive Vice President	0	0	0	0	0	0	0	0
J. Richard Shafer, Former Executive Vice President	0	0	0	0	0	0	0	0	0
Thomas Hemingway, Former Chief Executive Officer and Former Chairman of the Board and Former Director	0	0	0	0	0	0	0	0	0

STOCK OPTION GRANT AND COMPENSATION TO DIRECTORS

The table set forth below summarizes the stock option grants to our directors for our last completed fiscal year:

DIRECTOR COMPENSATION
Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Lewis Jaffe	$283,750	-0-	-0-	-0-	-0-	-0-	$283,750
David Malm	$22,500	-0-	-0-	-0-	-0-	-0-	$22,500
David Parker	$303,365	$179,000	-0-	-0-	-0-	-0-	$482,365
Nicholas J. Yocca, Former Director[8]	$22,500	-0-	-0-	-0-	-0-	-0-	$22,500
Stanley A. Hirschman, Former Director[9]	$22,500	-0-	-0-	-0-	-0-	-0-	$22,500

8 On February 21, 2007, Mr. Nicholas J. Yocca resigned as a Director effective that date. Mr. Yocca served on our Compensation Committee and our Audit Committee. Mr. Yocca did not cite his reasons for his resignation, and declined to provide any further details at the time of his resignation.
9 On February 21, 2007, Mr. Stan Hirschman resigned as our Chairman of the Board and as a Director effective that date. Mr. Hirschman served on our Compensation Committee and our Audit Committee. Mr. Hirschman cited disagreement with the Company on matters relating to our operations, policies, and or practices, but declined to provide any further details. In all other respects Mr. Hirschman’s departure was amicable.

SIGNIFICANT EMPLOYEES

We are largely dependent on the work and skills provided by certain key executive officers in the operation and growth of our company. At this time, we have entered into employment agreements with executive officers. Mr. Jaffee and Ms. Salmon, As described above, Mr. Weiss assists the Company under the terms of a consulting agreement. We do not we maintain insurance on their lives, or on the lives of any other officers or employees. The loss of any of their services, or the failure of such individuals to perform their job functions in a satisfactory manner, could have a material adverse effect on our business.

In addition, on March 20, 2006, we appointed Hooman Honary to lead Oxford's planned WiMax wireless initiative into the underserved secondary markets throughout the United States. Mr. Honary is largely considered one the nation's leading experts in WiMax wireless technology. Mr. Honary's role with Oxford will include the formulation of technical strategy for wireless product lines, contribution to the standardization of next generation wireless technologies, involvement in creation of product and technology roadmaps, and the establishment of market alliances with companies possessing products and technologies that are strategic to the Oxford Media's wireless initiatives. As an expert in the wireless field, he will also publish whitepapers, and be involved with media activities including interviews and customer interactions. As our planned WiMax services are considered integral to our business plan, we consider Mr. Honary to be a key employee. Subsequent to his appointment, in January 2007, Mr. Honary became the CTO of Oxford adding the responsibility of development and maintenance of our VOD systems. During the remainder of 2007, Mr. Honary and his engineering team will spend substantially all of their efforts on developing our next generation HD system, bringing the eMOD and IE platforms onto a common code base and adding new features to our existing platform. We expect to stay current with the developments in the WiMAX arena, however, until such time as a revenue opportunity becomes available, and then devote resources to our hospitality VOD products.

FAMILY RELATIONSHIPS

There are no family relationships between or among the directors, executive officers, or persons nominated or chosen by us to become directors or executive officers.

LEGAL PROCEEDINGS

We are not a party to any pending legal proceeding. We are not aware of any pending legal proceeding to which any of our officers, directors, or any beneficial holders of 5% or more of our voting securities are adverse to us or have a material interest adverse to us. We have been advised that our former chief financial officer, David Noyes, and our former chief technical officer, Herbert Presley, intend to each file a complaint with the State of California Labor Commissioner seeking compensation purportedly owed under their respective employment agreements. We have not been able to substantiate whether either such complaint has been filed.

To the best of the Company’s knowledge, during the past five years, none of the following occurred with respect to a present or former director, executive officer, or employee: (1) any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time; (2) any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses); (3) being subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his or her involvement in any type of business, securities or banking activities; and (4) being found by a court of competent jurisdiction (in a civil action), the SEC or the Commodities Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Other than as disclosed below, none of our directors or executive officers, nor any proposed nominee for election as a director, nor any person who beneficially owns, directly or indirectly, shares carrying more than 5% of the voting rights attached to all of our outstanding shares, nor any members of the immediate family (including spouse, parents, children, siblings, and in-laws) of any of the foregoing persons has any material interest, direct or indirect, in any transaction since our incorporation or in any presently proposed transaction which, in either case, has or will materially affect us.

On December 31, 2005, we completed our acquisition of PDHK Services, Inc., a privately held company specializing in content delivery software over wireless and IP networks. The sole shareholders of PDHK were two of our former executive officers, Herb Presley and David Noyes. The transaction was approved by our Board of Directors. None of our Board members had or have an interest in PDHK.

On September 1, 2006, we completed the financing arrangements for the acquisition of SVI Hotel, Inc. As part of those arrangements, our executive officer and director, Lewis Jaffe and our former director, David L. Parker, became holders of our Secured Promissory Notes in the amount of $100,000 each. Each was required to participate by the other parties in the financing agreement. Upon purchasing the notes, Mr. Jaffe and Mr. Parker each received 30,000 shares of common stock and warrants to acquire 100,000 shares of our common stock at a purchase price of $0.50 per share with a term of five years.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s directors, executive officers, and persons who beneficially own more than ten percent of a registered class of the Company’s equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors, and greater than ten percent beneficial shareholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. To the best of the Company’s knowledge based solely on a review of Forms 3, 4, and 5 (and any amendments thereof) received by the Company during or with respect to the year ended December 31, 2006, the following persons have failed to file, on a timely basis, the identified reports required by Section 16(a) of the Exchange Act during fiscal year ended December 31, 2006:

Name and principal position	Number of late reports	Transactions not timely reported	Known failures to file a required form
Lewis Jaffe (President, Chief Executive and Director)	0	0	0
David Parker (former Vice Chairman of the Board, COO)	0	0	0
Elizabeth Salmon (Chief Operating Officer)	0	0	0
David Malm (Director)	0	0	0
Brian Weiss (Interim Chief Financial Officer)	0	0	0
Herbert Presley (former officer)	0	0	0
J. Richard Shafer (former officer)	0	0	0
David Noyes (Former Chief Financial Officer & Secretary)	0	0	0
Stanley A. Hirschman (Former Director)	0	0	0
Thomas Hemingway (Former Chairman of the Board & Director)[1]	unknown	unknown	unknown

1At this time, we have no information or knowledge regarding Mr. Hemingway’s compliance with the reporting requirements of Section 16(a) of the Exchange Act.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of July 26, 2007, the beneficial ownership of our common stock by each executive officer, director, and nominee by each person known by us to beneficially own more than 5% of the common stock and by the executive officers and directors as a group. Except as otherwise indicated, all shares are owned directly and the percentage shown is based on shares of common stock issued and outstanding on July 26, 2007.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. Except as described in the footnotes to this table, and subject to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock held by them. Except as otherwise indicated, the address of each person named in this table is c/o Oxford Media, Inc., One Technology Drive, Building H Irvine ,CA 92618.

Title of Class	Name and Address of Beneficial Owner	Shares of Beneficial Owner	Percent
Common Stock	Lewis Jaffe One Technology Drive ,Building H Irvine, California 92618 President, Chief Executive Officer and Director	870,877
Common Stock	Elizabeth Salmon 1529 W. Altofer Dr. Peoria, IL 61655 Chief Operating Officer	-	-
Common Stock	Brian Weiss One Technology Drive ,Building H Irvine, California 92618 Interim Chief Financial Officer	-	-
Common Stock	David Malm One Technology Drive ,Building H Irvine, California 92618 Director	-	-
Common Stock	Andrew Reckles Director Nominee	-	-
Common Stock	Anthony Cantone Director Nominee	-	-
Common Stock	All executive officers, directors, and nominees as a group (6 persons)	870,877	1.81%

	5 Percent Shareholders
Title of Class	Name and Address of Beneficial Owner	Shares of Beneficial Owner		Percent
Common Stock	David Parker One Technology Drive ,Building H Irvine, California 92618 Vice Chairman and Director	7,718,750	(1)	16.03%

(1)	Includes 1,043,750 shares in Kilravock Holding, Inc., a Nevada corporation and Mr. Parker's wife and children.

The following table sets forth, as of July 26, 2007, the beneficial ownership of our Series C Convertible Preferred Stock by each executive officer, director, and nominee by each person known by us to beneficially own more than 5% of our Series C Convertible Preferred Stock and by the executive officers and directors as a group. Except as otherwise indicated, all shares are owned directly and the percentage shown is based on shares of Series C Convertible Preferred Stock issued and outstanding on July 26, 2007.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. Except as described in the footnotes to this table, and subject to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of Series C Convertible Preferred Stock held by them. Except as otherwise indicated, the address of each person named in this table is c/o Oxford Media, Inc., One Technology Drive, Building H Irvine ,CA 92618.

Title of Class	Name and Address of Beneficial Owner	Shares of Beneficial Owner	Percent
Common Stock	Lewis Jaffe One Technology Drive ,Building H Irvine, California 92618 President, Chief Executive Officer and Director	870,877
Common Stock	Elizabeth Salmon 1529 W. Altofer Dr. Peoria, IL 61655 Chief Operating Officer	-	-
Common Stock	Brian Weiss One Technology Drive ,Building H Irvine, California 92618 Interim Chief Financial Officer	-	-
Common Stock	David Malm One Technology Drive ,Building H Irvine, California 92618 Director	-	-
Common Stock	Andrew Reckles Director Nominee	-	-
Common Stock	Anthony Cantone Director Nominee	-	-
Common Stock	All executive officers, directors, and nominees as a group (6 persons)	870,877	1.81%

(1)	Includes 4,963.8600 shares in Cantone Office Center, LLC,

	5 Percent Shareholders
Title of Class	Name and Address of Beneficial Owner	Shares of Beneficial Owner	Percent
Series C Preferred	Palisades Master Fund, LP	6,407.0373	27.80%
Series C Preferred	Midsummer Investment Ltd.	3,093.2811	13.42%
Series C Preferred	Longview Fund, LP	2,652.7661	11.51%
Series C Preferred	Cantone Office Center, LLC	4,963.8600	21.54%

The persons named above have full voting and investment power with respect to the shares indicated. Under the rules of the Securities and Exchange Commission, a person (or group of persons) is deemed to be a "beneficial owner" of a security if he or she, directly or indirectly, has or shares the power to vote or to direct the voting of such security, or the power to dispose of or to direct the disposition of such security. Accordingly, more than one person may be deemed to be a beneficial owner of the same security. A person is also deemed to be a beneficial owner of any security, which that person has the right to acquire within 60 days, such as options or warrants to purchase our common stock.

Oxford Media, Inc. does not currently have a compensation committee, executive committee, or stock plan committee. Oxford Media, Inc. is currently quoted on the OTC Bulletin Board (“OTCBB”), which is sponsored by the NASD, under the symbol “OXMI.” The OTCBB does not have any listing requirements mandating the establishment of any particular committees.

AUDIT COMMITTEE

We do not have a separately-designated standing audit committee. The entire Board of Directors performs the functions of an audit committee, but no written charter governs the actions of the Board when performing the functions of that would generally be performed by an audit committee. The Board approves the selection of our independent accountants and meets and interacts with the independent accountants to discuss issues related to financial reporting. In addition, the Board reviews the scope and results of the audit with the independent accountants, reviews with management and the independent accountants our annual operating results, considers the adequacy of our internal accounting procedures and considers other auditing and accounting matters including fees to be paid to the independent auditor and the performance of the independent auditor.

For the fiscal year ending December 31, 2006, the Board:

1.	Reviewed and discussed the audited financial statements with management, and

2.	Reviewed and discussed the written disclosures and the letter from our independent auditors on the matters relating to the auditor's independence.

Based upon the Board’s review and discussion of the matters above, the Board authorized inclusion of the audited financial statements for the year ended December 31, 2006 to be included in the Annual Report on Form 10-KSB and filed with the Securities and Exchange Commission.

NOMINATION COMMITTEE

The Company's Board of Directors does not maintain a nominating committee. As a result, no written charter governs the director nomination process. The size of the Company and the size of the Board, at this time, do not require a separate nominating committee.

The Company's independent directors annually review all director performance over the past year and make recommendations to the Board for future nominations. When evaluating director nominees, the Company's independent directors consider the following factors:

▪	The appropriate size of the Company’s Board of Directors;

▪	The needs of the Company with respect to the particular talents and experience of its directors;

▪
The knowledge, skills and experience of nominees, including experience in finance, administration or public service, in light of prevailing business conditions and the knowledge, skills and experience already possessed by other members of the Board;

▪	Experience in political affairs;

▪	Experience with accounting rules and practices; and

▪	The desire to balance the benefit of continuity with the periodic injection of the fresh perspective provided by new Board members.

The Company’s goal is to assemble a Board that brings together a variety of perspectives and skills derived from high quality business and professional experience. In doing so, the Board will also consider candidates with appropriate non-business backgrounds.

Other than the foregoing, there are no stated minimum criteria for director nominees, although the Board may also consider such other factors as it may deem are in the best interests of the Company and its stockholders. In addition, the Board identifies nominees by first evaluating the current members of the Board willing to continue in service. Current members of the Board with skills and experience that are relevant to the Company’s business and who are willing to continue in service are considered for re-nomination. If any member of the Board does not wish to continue in service or if the Board decides not to re-nominate a member for re-election, the Board then identifies the desired skills and experience of a new nominee in light of the criteria above. Current members of the Board are polled for suggestions as to individuals meeting the criteria described above. The Board may also engage in research to identify qualified individuals. To date, the Company has not engaged third parties to identify or evaluate or assist in identifying potential nominees, although the Company reserves the right in the future to retain a third party search firm, if necessary. The Board does not typically consider shareholder nominees because it believes that its current nomination process is sufficient to identify directors who serve the Company's best interests.

MEETINGS OF THE BOARD OF DIRECTORS

During the fiscal year ended December 31, 2006, the Board met fourteen (14) times, in person or by telephonic conference. Each incumbent Director attended in excess of 75 percent of the total meetings of the Board. In addition, various matters were approved by consent resolution which in each case was signed by each of the members of the Board then serving.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THE NOMINEES. PROXIES SOLICITED BY OXFORD MEDIA, INC. WILL BE SO VOTED UNLESS SHAREHOLDERS SPECIFY IN THEIR PROXIES A CONTRARY CHOICE.

PROPOSAL NO. 2
SELECTION OF AUDITORS

The Board of Directors selected McKennon Wilson & Morgan LLP as the Company’s independent auditors to examine the Company’s financial statements for the fiscal year ended December 31, 2007. The Board is asking the shareholders to confirm this appointment.

Representatives of McKennon Wilson & Morgan LLP are not expected to be present at the annual meeting of the shareholders.

AUDIT FEES

The aggregate fees billed by our auditors for professional services rendered in connection with a review of the financial statements included in our quarterly reports on Form 10-QSB and the audit of our annual financial statements for the fiscal years ended December 31, 2006 and December 31, 2005 were approximately $192,000 and $60,000 respectively.

AUDIT-RELATED FEES

For the year ended December 31, 2006, the aggregate fees billed by our auditors for professional services rendered in connection with the audits of the financial statements of SVI Hotel Corporation for the years ended December 31, 2005 and 2004 and the reviews of the six months ended June 30, 2006 and 2005 were $120,000.

TAX FEES

The aggregate fees billed by our auditors for professional services for tax compliance, tax advice, and tax planning were $22,000 and $49,000 for the fiscal years ended December 31, 2006 and 2005.

ALL OTHER FEES

The aggregate fees billed by our auditors for all other non-audit services, such as attending meetings and other miscellaneous financial consulting, for the fiscal years ended December 31, 2006 and 2005 were $0 and $0 respectively.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF CONFIRMING McKENNON WILSON & MORGAN LLP AS THE COMPANY’S INDEPENDENT AUDITORS. PROXIES SOLICITED BY OXFORD MEDIA, INC. WILL BE SO VOTED UNLESS SHAREHOLDERS SPECIFY IN THEIR PROXIES A CONTRARY CHOICE.

PROPOSAL NO. 3
TO APPROVE A REVERSE SPLIT OF STOCK AS APPROVED BY DIRECTORS

On July 26, 2007, our Board adopted a resolution seeking stockholder approval to effect a one (1) for 30 (thirty) reverse stock split of our common stock.

You have the opportunity to vote in favor or against this reverse stock split by checking the appropriate box on the attached proxy card. If you choose not to check a box on the proxy card, it is the same as voting FOR the reverse stock split.

REASONS FOR AND RISKS ASSOCIATED WITH THE PROPOSAL

Our Board of Directors believes it is in the best interests of the Company and our shareholders to implement a one for 1 for 30 reverse split of our common stock, par value $.001. In order to reduce the number of shares of our common stock outstanding and thereby attempt to proportionally raise the per share price of the common stock, we believe that it is in the best interests of our stockholders for the Board to obtain the authority to implement a 1 (one) for 30 (thirty) reverse stock split. We have determined that we must seek additional funding or other business relationships in order to proceed with active business operations. We believe that the overall economy and, thus, the prospects for such business relationships are presently strong. While no such relationships or funding have been identified as of yet, and while no particular plans, understandings or agreements are in place, we believe that the currently large number of issued and outstanding shares may negatively affect the consummation of any such relationship and that a smaller number of issued an outstanding shares will assist in our attract funding sources on terms that will be most beneficial to the Company and its stockholders. As a consequence, on July 26, 2007 the Board passed a resolution, and now recommends that the shareholders approve a reverse split of the Company’s common stock on a basis of one share for every 1 for 30 shares presently outstanding.

There can be no assurance that the total market capitalization of the common stock (the aggregate of the then market price) after the proposed reverse split will be equal to or greater than the total market capitalization before the proposed reverse split.

HOW THE APPROVAL WILL AFFECT SHAREHOLDERS

The proposed stock split will affect all of our stockholders uniformly and will not affect any stockholders percentage ownership interests in the company, except to the extent that the result of the reverse stock split results in any of our shareholders owning a fractional share. If this occurs, the fractional shares will be rounded up to the next whole share. Additionally, if as a result of the reverse split calculations, any shareholders holding is reduced to an ownership of less than one share, or zero, we will round up that fractional share and grant such a shareholder at least one share in the Company, or, at our option, purchase the stockholders shares at the bid price existing for our stock on the day prior to the effectiveness of the reverse split. Such cash payments will reduce the number of post-reverse stock split stockholders to the extent there are stockholders presently who would otherwise receive less than one share of the common stock after the reverse stock split and we elect to cash out such shareholders. In addition, the reverse stock split will not affect any stockholders percentage ownership or proportionate voting power, subject to the treatment of fractional shares.

The principal effect of the reverse stock split will be that the number of shares of the common stock issued and outstanding will be reduced from 41,845,157shares to approximately 1,604,872 shares. The number of authorized shares will remain unaffected by this Proposal No. 3, but will be increased to 200,000,000 if Proposal No. 4, below, is also approved by the shareholders.

Effect on Fractional Stockholders

The percentage of outstanding shares owned by each shareholder prior to the split will remain the same. Any fractional shares created by this reverse split will be rounded up to the next whole share. Additionally, if as a result of the reverse split calculations, any shareholder’s holdings is reduced to an ownership of less than one share, or zero, we will round up that fractional share and grant such a shareholder at least one share in the Company, or, at our option, purchase the stockholder’s shares at the bid price existing for our stock on the day prior to the effectiveness of the reverse split. No transaction costs will be assessed on this sale, however, the proceeds will be subject to federal income tax. In addition, fractional shareholders will not be entitled to receive interest for the period of time between the effective date of the reverse stock split and the date they receive payment for the cashed-out shares. The payment amount will be paid to the holder in the form of a check in accordance with the procedures outlined below.

After the reverse stock split, fractional shareholders will have no further interest in us with respect to the cashed-out shares. A person otherwise entitled to a fractional interest will not have any voting, dividend or other rights except to receive payment as described above.

If you do not hold sufficient shares of common stock to receive at least one share in the reverse stock split and you want to continue to hold our common stock after the reverse stock split, you may do so by taking either of the following actions far enough in advance so that it is completed by the effective date of the reverse stock split:

1.
purchase a sufficient number of shares of the common stock so that you hold at least an amount of shares of common stock in your account prior to the reverse stock split that would entitle you to receive at least one share of common stock on a post-reverse stock split basis; or

2.
if applicable, consolidate your accounts so that you hold at least an amount of shares of common stock in one account prior to the reverse stock split that would entitle you to receive at least one share of common stock on a post-reverse stock split basis. Shares held in registered form (that is, shares held by you in your own name in our stock records maintained by our transfer agent) and shares held in “street name" (that is, shares held by you through a bank, broker or other nominee), for the same investor will be considered held in separate accounts and will not be aggregated when effecting the reverse stock split.

You should be aware that, under the escheat laws of the various jurisdictions where you reside, where we are domiciled and where the funds will be deposited, sums due for fractional interests that are not timely claimed after the effective time of the reverse stock split may be required to be paid to the designated agent for each such jurisdiction. Thereafter, stockholders otherwise entitled to receive such funds may have to seek to obtain them directly from the state to which they were paid.

Effect on Registered and Beneficial Stockholders

Upon the reverse stock split, we intend to treat stockholders holding common stock in "street name," through a bank, broker or other nominee, in the same manner as registered stockholders whose shares are registered in their names. Banks, brokers or other nominees will be instructed to effect the reverse stock split for their beneficial holders, holding the common stock in "street name." However, such banks, brokers or other nominees may have different procedures than registered stockholders for processing the reverse stock split. If you hold your shares with such a bank, broker or other nominee and if you have any questions in this regard, we encourage you to contact your nominee.

Effect on Registered "Book-entry" shareholder

Our registered stockholders may hold some or all of their shares electronically in book-entry form. These stockholders will not have stock certificates evidencing their ownership of the common stock. They are, however, provided with a statement reflecting the number of shares registered in their accounts. If you hold registered shares in a book-entry form, you do not need to take any action to receive your post-reverse stock split shares or your cash payment in lieu of any fractional share interest, if applicable. If you are entitled to post-reverse stock split shares, a transaction statement will automatically be sent to your address of record indicating the number of shares you hold. If you are entitled to a payment in lieu of any fractional share interest, a check will be mailed to you at your registered address as soon as practicable after the effective date.

Effect on Registered Certificated Shares

Some of our registered stockholders hold all their shares in certificate form or a combination of certificate and book-entry form. If any of your shares are held in certificate form, you will receive a transmittal letter from our transfer agent, Interwest Transfer Agency, as soon as practicable after the effective date of the reverse stock split. The letter of transmittal will contain instructions on how to surrender your certificate(s) representing your pre-reverse stock split shares to the transfer agent. Upon receipt of your stock certificate and executed letter of transmittal you will be issued a new certificate reflecting your post-reverse stock split shares. If you are entitled to a payment in lieu of any fractional share interest, such payment will be made as described above under "Effect on Fractional Shareholders". Shareholders should not destroy any stock certificate(s) and should not submit any certificate(s) until requested to do so.

Potential Anti-Takeover Effect

The reverse stock split Proposal is not being proposed in response to any effort of which we are aware to accumulate the shares of common stock or obtain control of us. Other than the reverse stock split, the Board of Directors does not currently contemplate recommending the adoption of any other amendments to our Articles of Incorporation that could be construed to affect the ability of third parties to take over or change the control of us.

Procedure for Effecting Reverse Stock Split

If the stockholders approve the reverse stock split, the reverse stock split will become effective on the date of the shareholder meeting, , which is referred to as the "effective date." Beginning on the effective date, each certificate representing pre-reverse stock split shares will be deemed for all corporate purposes to evidence ownership of post-reverse stock split shares.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THE REVERSE STOCK SPLIT OF THE COMPANY’S COMMON STOCK. PROXIES SOLICITED BY OXFORD MEDIA, INC. WILL BE SO VOTED UNLESS SHAREOLDERS SPECIFY IN THEIR PROXIES A CONTRARY CHOICE.

PROPOSAL NO. 4
AMENDMENT TO ARTICLES OF INCORPORATION

The Board of Directors (the “Board”) adopted a resolution setting forth an amendment to Article III of the Articles of Incorporation which would increase the total number of shares of common stock authorized for issuance from 100,000,000 to 200,000,000, par value of $.001 per share, and directed that the proposed amendment by considered at the next annual meeting of the stockholder entitles to vote on the amendment. If this proposed amendment is adopted, the newly authorized shares of Common Stock will have voting and other rights identical to the currently authorized shares of Common Stock.

Of the 100,000,000 currently authorized shares of Common Stock, 41,857,157 shares were issued and outstanding as of July 24, 2007.

The Board of Directors believes that it is in the Company's best interests to have the flexibility to issue a substantial number of additional shares of Common Stock as needs may arise without further shareholder action unless required by applicable law, regulation, listing requirements or the Articles of Incorporation. At present, we have no agreements, understandings or plans for the issuance or use of the additional shares of Common Stock proposed to be authorized. However, the Board of Directors believes that the current number of authorized and unreserved shares of Common Stock will be insufficient to meet our future needs. The availability of additional shares will enhance our flexibility in connection with possible future actions, such as corporate mergers, acquisitions of businesses, property or securities, stock dividends, stock splits, financings, employee benefit programs, and other proper corporate purposes. The Board of Directors will determine whether, when and on what terms the issuance of shares of Common Stock may be appropriate in connection with any of the foregoing purposes, without the possible expense and delay of a special meeting of shareholders.

If this proposal is approved, the Board of Directors does not intend to seek further shareholder approval prior to the issuance of any additional shares of Common Stock in future transactions unless required by law, the Articles of Incorporation or the listing requirements of any stock exchange upon which the Common Stock may be listed. Further, the Board of Directors does not intend to issue any shares of Common Stock to be authorized under this proposal except upon the terms the Board of Directors deems to be in the best interests of the Company and its stockholders.

The issuance of additional shares of Common Stock may, among other things, have a dilutive effect on earnings per share, and on stockholders' equity and voting rights. The issuance of additional shares, or the perception that additional shares may be issued, may also adversely affect the market price of the Common Stock. Holders of Common Stock have no preemptive rights.

Shares of authorized and unissued common stock could be issued in one or more transactions that could make more difficult, and therefore less likely, that any takeover of the Company could occur. Issuance of additional common stock could have a deterrent effect on persons seeking to acquire control. The Board also could, although it has no present intention of so doing, authorize the issuance of shares of common stock to a holder who might thereby obtain sufficient voting power to assure that any proposal to effect certain business combinations or amendment to the Company’s Articles of Incorporation or Bylaws would not receive the required shareholder approval. Accordingly, the power to issue additional shares of common stock could enable the Board to make it more difficult to replace incumbent directors and to accomplish business combinations opposed by the incumbent board.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THE AMENDMENT TO THE ARTICLES OF INCORPORATION. PROXIES SOLICITED BY OXFORD MEDIA, INC. WILL BE SO VOTED UNLESS SHAREHOLDERS SPECIFY IN THEIR PROXIES A CONTRARY CHOICE.

PROPOSAL NO. 5
NAME CHANGE

CHANGE OF CORPORATE NAME TO SVI MEDIA, INC.

In order to more accurately reflect the Company’s strategic focus and take advantage of the established brand SVI , management considers it in the best interests of the company to change its name to SVI Media, Inc.

Effectiveness of Amendment

If the amendment is approved by Oxford Media, Inc.’s shareholders, such Certificate of Amendment will become effective upon its filing by Oxford Media, Inc. with the Secretary of the State of Nevada, which is expected to be accomplished as soon as practicable after shareholder approval is obtained.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THE AMENDMENT. PROXIES SOLICITED BY OXFORD MEDIA, INC. WILL BE SO VOTED UNLESS SHAREHOLDERS SPECIFY IN THEIR PROXIES A CONTRARY CHOICE.

FINANCIAL AND OTHER INFORMATION

The Company has prepared and filed the Annual Report on Form 10-KSB for the fiscal year ended December 31, 2006. The Company is sending to shareholders the annual report for the most recent fiscal year.

WHERE YOU CAN FIND MORE INFORMATION

The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and, in accordance therewith, files reports and other information with the Securities and Exchange Commission (the "SEC"). You can read and copy any materials that the Company files with the SEC at the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C., 20549. You can obtain information about the operation of the SEC's Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains a website that contains information the Company files electronically with the SEC, which you can access over the Internet at http://www.sec.gov. Copies of these materials may also be obtained by mail from the Public Reference Section of the SEC, 450 Fifth Street, N.W., Washington, D.C., 20549 at prescribed rates.

FORWARD-LOOKING STATEMENTS

This proxy statement includes statements that are not historical facts. These statements are “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995 and are based, among other things, on the Company’s current plans and expectations. As such, these forward-looking statements involve uncertainty and risk.

The Company does not undertake any obligation to update the forward-looking statements contained in this proxy statement to reflect actual results, changes in assumptions, or changes in other factors affecting these forward-looking statements.

By Order of the Board of Directors,

/s/ Lewis Jaffe Lewis Jaffe President, Chief Executive Officer and Director

OXFORD MEDIA, INC.

Annual Meeting of Shareholders
August 27, 2007

PROXY

This Proxy is solicited on behalf of the Board of Directors for use at the
Annual Meeting on August 27, 2007

The undersigned appoints Lewis Jaffe of Oxford Media, Inc. with full power of substitution, the attorney and proxy of the undersigned, to attend the annual meeting of shareholders of Oxford Media, Inc., to be held August 27, 2007 beginning at 9:00 am, Central Daylight Time, at 1520 W. Altofer Drive, Peoria, Illinois, 61655, and at any adjournment thereof, and to vote the stock the undersigned would be entitled to vote if personally present, on all matters set forth in the proxy statement sent to shareholders, a copy of which has been received by the undersigned, as follows:

Please mark your votes as indicated [X] Total Number of Shares Held: ____________

This proxy when properly signed will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS.

1.	Election of Directors

Nominees - Lewis Jaffe, David Malm, Andrew Reckles, and Anthony Cantone

FOR Election of ALL Nominees	NOT FOR Election of ALL Nominees	ABSTAIN
[ ]	[ ]	[ ]

Except vote withheld from the following nominee listed above. (INSTRUCTION: To withhold authority to vote for a nominee, strike a line through the nominee’s name in the list below.)

Lewis Jaffe
David Malm
Andrew Reckles
Anthony Cantone

2.	Confirm Appointment of McKennon Wilson & Morgan LLP as auditors for the Company

FOR Appointment	NOT FOR Appointment	ABSTAIN
[ ]	[ ]	[ ]

OXFORD MEDIA, INC.

Annual Meeting of Shareholders
August 27, 2007

PROXY

This Proxy is solicited on behalf of the Board of Directors for use at the
Annual Meeting on August 27, 2007

3.	Approval of one for 1 for 30 reverse split of common stock as approved by the Board of Directors

FOR Reverse Split	NOT FOR Reverse Split	ABSTAIN
[ ]	[ ]	[ ]

4.	Approval of amendment to the Articles of Incorporation to increase the number of shares of common stock authorized for issuance from 100,000,000 to 200,000,000.

FOR Amendment	NOT FOR Amendment	ABSTAIN
[ ]	[ ]	[ ]

5.	Name Change to SVI Media, Inc.

FOR Name Change	NOT FOR Name Change	ABSTAIN
[ ]	[ ]	[ ]

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

IMPORTANT - PLEASE SIGN AND RETURN PROMPTLY. When joint tenants hold shares, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by an authorized person. Please sign exactly as your name appears on your stock certificate(s).

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Print Name	Signature	Date

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Print Name	Signature	Date